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                                                                    EXHIBIT 10.1




                                     LEASE

         THIS LEASE made and entered into this 18th day of March, 1996, between NORTHPARK PROPERTIES, L.L.C., hereinafter referred to as "Landlord", and Karts International, Incorporated, hereinafter referred to as "Tenant".

                              W I T N E S S E T H:

LEASED PREMISES

1.       (a)     Landlord hereby leases unto Tenant, for the term, at the
rental and upon the other terms and conditions hereinafter set forth, the premises known as the Northpark Corporate Center, on the second (2nd) floor comprising approximately 3,479 rentable square feet as shall be determined by
Article 1(b) below of a total of 103,222 rentable square feet of office rentable area, hereinafter referred to as the "Leased Premises" as further shown on the annexed plan marked Exhibit "A" in the building, (the "Building"), located at 109 Northpark Boulevard, Suite 210, Covington, Louisiana, as well as the parking lot, green space, and other common areas (the "Common Areas").

         (b) The rentable area on each office floor is that area enclosed within the perimeter of the exterior glass line of the Building excluding all vertical penetrations (elevator shafts, stairwells, fresh air shafts, and vertical risers enclosed in pipe chase) and the interior walls enclosing such penetrations. If a tenant's rentable area is less than a full office floor, the rentable area is that area (i) enclosed by the midpoint of the demising partitions, the exterior glass line of the Building, and the corridor side of the finished corridor wall plus (ii) a pro rata portion of the public area of the floor. The public area on a floor is defined as the rentable area of an office floor less the area available for tenants defined by (i) above. The rentable area on each floor shall also include an allocation of the first floor common areas utilized by all tenants in the Building.

         (c) The Leased Premises shall be used and occupied by Tenant for general office use. Tenant shall not use, or permit to be used, the Leased Premises for any other purpose. Tenant will not occupy or use, nor permit to be occupied or used any portion of the Leased Premises for any business or purpose which is unlawful in part or in whole or deemed to be disreputable in any manner, or in a manner constituting a nuisance of any kind or hazardous on account of fire, nor permit anything to be done which will in any way increase the rate of fire insurance on the Building or its contents. Tenant shall comply with all laws, orders, rules and regulations relating to the use, condition and occupancy of the Building.

TERM

2. The term of this shall be five (5) years or until sooner terminated as herein provided, commencing thirty (30) days after Landlord obtains building permit and turns space over to Tenant, (the "Commencement Date"). If Landlord shall be unable to give possession of the Leased Premises on the Commencement Date of the term hereof, and provided Tenant is not responsible for such delays, the rent reserved and covenanted to be paid herein shall not commence until the Leased Premises are available for occupancy, and the term of this lease will be extended for a period of time equal to the period of such delay in availability. No such failure to make the Leased Premises available on the date of commencement of the term shall affect the validity of the lease or the rights of the parties hereunder, or subject Landlord to liability of any nature. In the event that there is a delay in the availability of the Leased Premises and term of this lease is thereby extended, Landlord and Tenant shall execute a supplement to this Lease setting forth the date for the commencement of the payment of rent and extended term of this Lease. Nothing herein shall prohibit Tenant from occupancy and use of the Leased Premises prior to the Commencement Date.

RENTAL

3.       (a)     This lease is made for and in consideration of an annual base rental ("Base Rent") of:

         Year 1:    $14.00 per sq. ft./$48,706.00 per year/$4,058.83 per month
         Year 2:    $14.33 per sq. ft./$49,854.07 per year/$4,154.41 per month
         Year 3:    $14.83 per sq. ft./$51,593.57 per year/$4,299.26 per month
         Year 4:    $15.33 per sq. ft./$53,333.07 per year/$4,444.42 per month
         Year 5:    $15.83 per sq. ft./$55,072.57 per year/$4,589.38 per month payable in advance on the first day of each calendar month without prior notice or demand, to Landlord or its agent at:





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                 Northpark Properties, L. L. C.
                 c/o Stirling Properties, Inc.
                 109 Northpark Boulevard, Suite 300
                 Covington, Louisiana 70433

or to such other party or at such other address as Landlord may designate in writing. If the term of this lease shall commence on any day other than the first day of the calendar month, the rent for such fractional month shall be prorated in the proportion that the number of days this lease was in effect bears to 30.

         (b) All rent more than fifteen (15) days in arrears shall bear interest at the rate of ten percent (10%) per annum from the date due until paid. Any payment of interest shall also include the rent due.

         (c) Simultaneously with the execution of the lease, Tenant has deposited with Landlord the sum of $4,058.83, receipt of which is hereby acknowledged by Landlord, as security (but not as a trust fund) for the performance by Tenant of the terms, covenants and conditions of this lease to be kept and performed by Tenant. Such security deposit shall be returned to Tenant, without interest, upon the termination of this lease, provided Tenant has complied with all terms, covenants, and conditions hereof.

ADJUSTMENTS TO RENT

4.       (a)     Operating Expense Adjustment

                 (i) The term "Base Year" shall refer to the Calendar Year of 1996. Tenant's proportionate share of Operating Expense Differential (as such term is hereinafter defined in paragraph (a) (ii) of the Article 4) shall be 3.4%; such share is a fraction, the numerator of which is the rentable square footage of the Leased Premises and the denominator is the total rentable square footage of the Building. For purposes of this article, the term "Operating Expenses" shall mean any and all costs and expenses paid or incurred by Landlord, or its agents, for any calendar year in connection with the operation, servicing, maintenance and repair of the Building, determined in accordance with generally accepted accounting principles, property taxes, insurance (including public liability, property damage, and fire and extended coverage insurance for the full replacement cost of the Building), management fees, if included in the Operating Expenses for the Base Year in an amount not to exceed management fees charged in comparable office buildings in St. Tammany Parish, Louisiana, and any tax imposed upon gross receipt of rents, but shall exclude: (1) provisions for depreciation; (2) interest on indebtedness, except as provided for hereinafter; (3) income taxes; (4) dividends; (5) capital repairs and improvements; (6) management fees in excess of that customarily charged for comparable office buildings, and (7) other expenses which do not relate to the operations of the Building.


                 (ii) The Operating Expenses of the Building and Common Areas for the Base Year shall be the actual operating expenses of the Building for 1996 (the "Operating Base Expense"). If in any full calendar year during the term hereof, the Operating Expenses of the office area of the Building should exceed the Operating Base Expense (such excess being hereinafter referred to as the "Operating Expense Differential"), then Tenant shall pay as additional rent Tenant's proportionate share of the Operating Expense Differential for that year shall be due. Such payment shall be due by Tenant within thirty (30) days of being notified by Landlord of the amount due.

                 (iii) Once annually, during the term of this Lease, and after the Operating Base Expense is established, but no later than twenty (20) days prior to the date a rental payment is due, Landlord may deliver to Tenant a written estimate of any additional rent which may be reasonably anticipated hereunder, whereupon the monthly rental for such full or partial calendar year shall be increased by the amount estimated divided by the number of months remaining in the calendar year.

                 (iv) Statements showing the actual Operating Expenses of the Building and Tenant's proportionate share of the Operating Expense Differential, if any, (hereinafter referred to as "Statement of Actual Adjustment") shall be delivered by Landlord to Tenant within ninety (90) days after the end of each calendar year. Within fifteen (15) days after the delivery by Landlord to Tenant of such Statement of Actual Adjustment, Tenant shall pay to Landlord the amount of any additional rentals shown as being due and unpaid thereon. Should such Statement of Actual Adjustment show the Tenant had paid to Landlord an aggregate amount in excess of the additional rental due for the preceding calendar year and Tenant is not then in default hereunder, Landlord shall credit the amount thereof to the monthly rent or rents next becoming due from Tenant and Tenant's monthly rent for the then current year shall be reduced by the amount of the credit divided by the number of months remaining in the calendar year.

                 (v) If the term of this Lease begins on a day other than the first day of a calendar year, or should this Lease terminate on a day other than the last day of a calendar year, the amount shown as due by Tenant on the Statement of Actual Adjustment shall reflect a proration based on the proportion that the number of days this Lease was in effect during such calendar years bears to 365.





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         (b)     The obligations of Landlord and Tenant under this Article 4 shall survive the expiration or other termination of this Lease.

         (c) Tenant shall be entitled from time to time to audit and verify the operations of the Building and/or the related books and records of Landlord to ensure that the Operating Expenses from time to time reported by Landlord are in keeping with the provisions of this Lease. As to any calendar year, any such undertaking by Tenant must be initialed before the end of the following calendar year and, absent fraud or gross negligence on Landlord's part, the Operating Expenses as timely reported by Landlord for such calendar year shall be deemed controlling unless Tenant challenges any and/or all thereof in writing delivered to Landlord on or before the expiration of Tenant's audit and verification rights for such calendar year under this section. In the event, and only in the event, that Tenant delivers any such writing within sixty (60) days after receipt of Landlord's demand for payment of Operating Expenses, extended by the number of days between the date of any request to audit under this section and the date Landlord permits such audit to begin, Tenant may withhold any disputed payment on its part until resolution of such dispute, provided, however, that no payment on the part of Tenant shall prejudice any or all of its rights under this Lease.

         In the event of any errors, the appropriate party shall make a correction payment in full to the other party within thirty (30) days after the determination and communication to all parties of the amount of such error. In the event of any errors on the part of Landlord in excess of $10,000.00, Landlord shall also reimburse Tenant for all costs of such audit and verification reasonably incurred by Tenant within such thirty (30) day period.

USE

5. Tenant shall use and occupy the Leased Premises as general offices for the conduct of Tenant's business and for no other purpose without the written consent of Landlord.

UTILITIES AND SERVICES

6.       (a)     As long as Tenant is not in default under any of the covenants of this Lease, Landlord shall, except as hereinafter stipulated, provide for or to the Premises, the following:

                 (i) Normal air conditioning and heating ("HVAC") as required in the reasonable judgement of Landlord to maintain an average temperature of 70 degrees throughout the Premises, from 7:00 A.M. to 6:00 P.M., Monday through Friday and from 7:00 A.M. to Noon on Saturday (such hours and days being referred to throughout this Lease as "Normal Business Hours"). All HVAC services at any other times and all special equipment which may be required for such services and all above normal service and special equipment which may be requested for such services during Normal Business Hours or otherwise shall be furnished only upon the request and at the cost of the Tenant. Extra hours will be charged at $35.00 per hour, per floor subject to change.

                 (ii) Landlord shall provide cold water for drinking, lavatory and toilet purposes and hot water for lavatory purposes from the regular building supply (at the prevailing temperature) through fixtures installed by Landlord.

                 (iii) Janitorial service which shall include restroom supplies and cleaning, in and about the Building and premises, five (5) days per week, holidays excepted, and periodic window washing and janitorial service in a manner consistent with the operation and maintenance of other buildings of a similar character in the St. Tammany Parish Metropolitan area; however, Tenant shall pay the additional costs attributable to any janitorial service in excess of janitorial services provided to other tenants of the Building.

                 (iv) Passenger elevator service in common with others during Normal Business Hours as well as twenty-four (24) hour per day access. The use of the passenger and freight elevator shall be subject to such reasonable rules and regulations as may be established from time to time by Landlord.

                 (v) A building directory appropriately framed in the entrance lobby with name and address within the Building of Tenant properly numbered and lettered.

                 (vi) Electricity for electrical outlets (120 volt single phase) in an amount not exceeding one (1) watt per square foot of rentable area within the Premises and for ceiling lighting in an amount not exceeding two (2) watts per square foot of rentable area within the Premises. The cost of all wiring and equipment required by Tenant for electrical service beyond that provided as aforesaid shall be paid by Tenant.

                 (vii) In the event that the Building has a loading dock, Tenant may use the same during Normal Business Hours and Tenant agrees not to delay in its receipt of any item left at the loading dock for Tenant. The use of the loading dock shall be subject to such reasonable Rules and Regulations as may be established from time to time by Landlord.





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                 (viii)   New Year's Day, July 4, Labor Day, Thanksgiving Day
and Christmas Day and Mardi Gras Day, shall be holidays and excluded from the definitions of Normal Business Hours under this Lease.

         (b) With reasonable notice to Tenant (except in the event of an emergency), Landlord shall have the right to stop services of the heating, elevators, plumbing, air conditioning, electrical power or other utilities or services when necessary by reason of accident or for repairs, alterations, replacements or improvements which are necessary or desirable for as long as may be necessary by reason of such repairs alteration, replacements or improvements or by reason of strikes, accidents, laws, orders, regulations, unavailability or other factors beyond the control of Landlord, and no such interruption or cessation of utilities or service shall render Landlord liable in any respect for damages to any person or property, or place Landlord in default of Tenant or result in an abatement of rent, or alter in any way the obligations of Tenant hereunder. To the extent reasonably possible, Landlord shall cause such work to be done after Normal Business Hours.

         (c) Tenant obligates itself to use such means as are reasonably available to it, and as may be directed by Landlord to conserve energy if it does not interfere with the normal business operation of Tenant as determined by Tenant. Tenant furthermore agrees to notify Landlord in advance should Tenant anticipate that the use and consumption of any one or more utilities in the Premises will substantially and regularly exceed that normally furnished as aforesaid by Landlord, or that Tenant will regularly require such utilities, heating and/or air conditioning at times other than Normal Business Hours, in which event Landlord may at his option install special equipment at Tenant's expense to accommodate such excess use, but in either event Tenant shall be liable for the charges for such energy use computed on a monthly basis.

         (d) Landlord shall have the right to require at Landlord's sole expense that the utilities provided to any one or more floors of the Building be separately metered on a floor-by-floor basis and to install meters for that purpose.

         (e) If both parties agree that Tenant's electrical usage is excessive in relation to a normal business office use, taking into account Tenant's right to access and use of the Premises on a 24-hour per day basis, Tenant shall pay for the cost of such excess electrical usage.

         (f) If Landlord is required to make any capital expenditures by any city, state or federal agency for energy conservation or other purposes during the term of this Lease, such expenditures by Landlord shall be reimbursed as additional rent by Tenant. Such expenditures will be amortized over a five year period including prevailing interest and Tenant shall bear its pro-rata share payable monthly during the existence of this Lease.

         (g) If Landlord makes any voluntary capital expenditures that result in energy saving to Tenant then such capital expenditures, if made with Tenant's prior written approval, shall be reimbursed as additional rent by Tenant. Such expenditures shall be amortized in the amount of the energy saving to the Tenant on a pro-rata basis payable monthly. However, in no event shall the charge to Tenant exceed the energy cost saved by Tenant.

QUIET ENJOYMENT

7. Landlord covenants that so long as Tenant is not in default hereunder, Tenant shall and may peaceably and quietly have, hold and enjoy the Premises during the term of this lease and any renewal or extension hereof.

MAINTENANCE

8.       (a)     Tenant leases and accepts the Premises in its condition at the beginning of the term of this Lease, acknowledges that the Premises are in a good and satisfactory condition and, except as otherwise expressly provided in this Article 8, assumes responsibility throughout the term of this Lease for maintaining said premises in a good, orderly and safe condition and state of repair, including, without limitation, replacement of any glass broken on the Premises, and maintenance of lighting fixtures and replacement of lamps, bulbs and ballasts. Tenant shall furthermore promptly repair all damage or injury to other parts of the Building, if such damage or injury is caused by or attributable to the activities or omissions of Tenant, its servants, agents, employees, invitees or licensees,

         (b) All such maintenance and repair shall be of a class or quality which is in Landlord's reasonable opinion at least equal to the original work or construction in the Building and shall otherwise be completed to the satisfaction of Landlord and shall be done only by engineers, contractors, carpenters, electricians, painters, mechanics or others approved by Landlord, but at the expense of Tenant.

         (c) Tenant shall give Landlord prompt notice of any needed repairs to plumbing, (including that plumbing located in the restroom(s) utilized by Tenant in Tenant's Premises), heating or air conditioning, or electrical lines located in, servicing or passing through the Premised, and following such notice Landlord shall promptly remedy the condition with due diligence and at its expense, unless such





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repairs are necessitated by damage or injury attributable to Tenant, Tenant's servants, agents, employees, invitees or licensees in which event Tenant shall bear the expense of any such repairs.

         (d) If Tenant fails after ten (10) days notice to proceed with due diligence to make repairs required to the Leased Premises which are necessary in the judgement of Landlord, then Landlord may (but shall not be obligated to) make such repairs at the expense of Tenant, and the expense thereof incurred by Landlord shall be collected as additional rent in the next installment of rent falling due.

         (e) Landlord and Tenant agree that as to repairs (emergency excluded) required to be made by Landlord to the Premises, Tenant shall give Landlord written notice of the need of such repairs and if within thirty (30) from the date of the receipt of such written notice, Landlord has not commenced to make and complete such repairs or, having commenced to make the same, does not continue with due diligence until they are completed, Tenant shall have the right (but not the obligation) to make such repairs and pay the costs thereof

         Should Tenant make any such repairs after Landlord's failure to do so, it shall give Landlord immediate notice thereof and Landlord agrees to reimburse Tenant within twenty (20) days after demand for the actual cost thereof. Should Landlord fail to reimburse Tenant, Tenant shall have the right to deduct the cost of such repairs from rent due or to become due hereunder and any such deductions by Tenant shall not be deemed to constitute a failure to pay rent or any other default hereunder. If it be later determined that such deductions, or any part thereof, were unauthorized, improper or illegal, Tenant shall reimburse Landlord within ten (10) days after such determination (whether judicially or otherwise made) the amount so deducted together with interest at the legal interest rate then in effect in the State of Louisiana from the date of such deduction until paid. Tenant agrees not to expend any sums under this
Section 8 without first (or simultaneously with the giving of notice to Landlord) giving written notice to any mortgagee of the Leased Premises (provided such mortgagee has in writing furnished Tenant its then proper mailing address), and allowing such mortgagee the same period of time within which to make such repairs, from receipt of such written notice, as is allowed in this paragraph to Landlord.

ALTERATIONS

9.       (a)     Tenant shall make no installations, alterations, additions or improvements in or to the Leased Premises without Landlord's prior written consent, and then at the sole expense of Tenant and only by engineers, contractors or mechanics approved by Landlord and subject to such conditions as Landlord may impose. Tenant shall, before making any installations, alterations, additions or improvements, obtain all permits, approvals and certificates required by any governmental body or agency, and certificates of final approval thereof, and shall deliver promptly duplicates of all such permits, approvals and certificates to Landlord. Tenant agrees to carry, or cause Tenant's contractor and subcontractors to carry, such workmen's compensation, general liability, personal and property damage insurance as Landlord may reasonably require. Any lien filed against the Leased Premises or Building for work claimed to have been done for, or for materials claimed to have been furnished to Tenant, shall be discharged by Tenant within ten (10) days thereafter, if legally possible, at Tenant's expense, unless Tenant has a reasonable basis for contesting such lien and has commenced legal proceedings to do so. If Tenant fails to discharge or contest any such lien, then Landlord, at Landlord's option, may discharge such lien and charge costs incurred in such discharge as additional rent on the next installment of rent falling due.

         (b) All ad valorem taxes upon any improvements made by Tenant, or on behalf of Tenant by the Landlord within the Leased Premises or upon any movable property of Tenant situated within the Leased Premises shall be the sole responsibility of and shall be timely paid by Tenant.

         (c) Tenant shall not in any manner deface or injure the Building or any part thereof, or overload the floors of the Leased Premises, it being mutually agreed that in no event shall any weight placed upon said floors exceed fifty pounds per square foot.

LIABILITY

10.      (a)     Tenant shall indemnify and hold Landlord, its agents,
servants, and employees harmless against and from liability and claims of any kind for loss or damage of property of Landlord or any other person, or for any injury to or death of any person while in the Leased Premises provided that such damage or injury is not caused by or due to the gross negligence of the Landlord, its agents, servants, or employees.

         (b) Landlord shall indemnify and hold harmless Tenant, its agents, servants and employees against and from liability and claims of any kind for loss or damage of property of Tenant or any other person, or for any injury to or death of any person while in, on or about the parking areas associated with the Building and any other common or public areas of the Building, or resulting from Landlord's failure to maintain in





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good repair such areas of the Building or any other area for which Landlord is obligated to maintain, provided that such damage or injury is not caused by or due to the negligence of the Tenant, its agents, servants, or employees.

INSURANCE

11. Tenant shall, at its expense, at all times during the term of this Lease maintain general public liability insurance against claims for bodily injury and death occurring in, on or about the Leased Premises, with such insurance to afford protection to a single limit of not less than $500,000.00 with respect to bodily injury or death arising our of any one occurrence or for damage or injury to property occurring in, on or about the Leased Premises or the Building. Tenant shall furnish Landlord proof thereof. Landlord shall provide comparable liability insurance for the public or common areas of the Building and parking lot.

FIRE OR OTHER CASUALTY

12.      (a)     In case of fire or other casualty, Tenant shall give immediate notice thereof to Landlord.

         (b) If the Leased Premises, without fault or neglect of Tenant, its servants, agents, employees, invitees or licensees, shall be partially destroyed by fire or other casualty so as to render the Leased Premises partially untenable the rental herein recited shall be proportionately abated until such time as the Premises so damaged are made tenantable by Landlord. In case of the total destruction of the Leased Premises without fault or neglect of Tenant, its servants, agents, employees, invitees or licensees, or if there shall be such partial destruction that prevents the use of the Leased Premises, then unless Landlord decides to rebuild, all rental and other sums due to Landlord up to the time of such partial or total destruction shall be paid by Tenant, whereupon this Lease shall cease and terminate. Provided, however, that if Landlord should decide to rebuild following total destruction of the Leased Premises, Landlord shall give Tenant written notification thereof (including the estimated time for such rebuilding and confirmation that the cost thereof will be covered by insurance or paid by Landlord) within forty-five (45) days of such total destruction and shall commence operations for such reconstruction within a reasonable period of time following settlement of the insurance claim on the Building and shall continue such operations with reasonable diligence, whereupon this lease will be extended for a period of time equal to the period from the date of destruction through the date upon which the Leased Premises are available for re-occupancy by Tenant unless rebuilding will take longer than three (3) months, in which case, Tenant will have the option to cancel this lease. In no event, however, shall Landlord be obligated to expend on such repairs any amount in excess of that actually recovered by Landlord from its insurance coverage.

         In case of total destruction of the Building without fault or neglect of Tenant, its servants, agents, employees, invitees or licensees, and Landlord should elect not to rebuild within forty-five (45) days of such total destruction, Tenant or Landlord shall have the right to terminate the Lease by providing notice to either party within thirty (30) days of the date of such destruction.

         (c) Landlord shall keep the Building insured against such contingencies as are normally covered by fire and extended coverage insurance for the full replacement cost but shall not insure and will not be responsible for any loss or damage to any property belonging to Tenant. Tenant agrees that it will obtain such insurance covering its own property.

         (d) Tenant and Landlord agree that insurance carried by each of them against loss or damage by fire or other casualty shall contain a clause whereby the insurer waives its right to subrogation against the other party and the other tenants in the Building.

EMINENT DOMAIN

13. In the event all or any portion of the Leased Premises, or the real property of which they form a part, is taken by any governmental authority under the exercise of its right of eminent domain or similar right (or by act in lieu thereof) all right, title and interest in and to any award granted (or sums paid in lieu thereof) shall belong entirely to Landlord, and Tenant hereby assigns to Landlord all of its interest, title or claim, if any, in and to such award (or sums paid in lieu thereof), including, but not limited to, any part of such award attributable to Tenant's leasehold interest, if any, except for that portion of the award attributable to tenant-installed improvements and Tenant's trade fixtures. In the event of a partial taking, rent shall be reduced as of the date of such taking by a percentage equal to the percentage obtained by relating the space taken to the total space leased hereunder, and, if such taking is substantial, or Tenant shall have the option, to be exercised by notice in writing to the Landlord, within sixty (60) days after such taking, of terminating this Lease, or, if such taking is total, this Lease shall terminate upon the taking. In the event of a temporary taking, that is, if all or any portion of the Leased Premises or the real property of which they form a part, is taken by any governmental authority under the exercise of its right to eminent





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domain or similar right (or by act in lieu thereof) for a period of time which is less than the remaining term of this Lease, rent during the period of such taking, but not thereafter, shall be proportionately abated if the temporary taking is partial, or totally abated if the temporary taking is total, but such taking shall not terminate this Lease, unless the taking is for thirty (30) days or more in which case Tenant shall have the right to terminate this Lease.

SUBSTITUTION OF PREMISES

14. Landlord reserves the right on ninety (90) days written notice to Tenant to substitute for the Leased Premises, at the same rental as required of Tenant herein, including adjustment, other premises within the Building, or in the case of total destruction of the Leased Premises, within another building, for all uses and purpose as though originally leased to Tenant at the time of execution and delivery of this Lease and subject to all terms and provisions hereof. In event Landlord elects to cause such substitution of premises, Landlord agrees to pay all reasonable expenses of Tenant incidental thereof including compensation for Tenant's leasehold improvements. If Landlord elects to substitute Tenant's premises and Tenant determines that the new premises cannot fill Tenant's needs, then Tenant may elect to cancel this lease with 30 days notice.

SUBORDINATION

15.      (a)     This lease is subject and subordinate to any mortgage which now or hereafter encumbers or affects the Building of which the Leased Premises form a part and/or the land on which the Building is situated, and to all renewals, modifications, consolidation, replacements and extensions thereof. This clause shall be self-operative and no further instrument of subordination need be required by any mortgagee or Landlord. In confirmation of such subordination, however, Tenant shall, at Landlord's request, promptly execute any appropriate certificate or instrument that Landlord may request. Tenant hereby constitutes and appoints Landlord as Tenant's attorney in fact to execute any such certificate or instrument for and on behalf of Tenant, if Tenant fails to do so within twenty (20) days after written request therefor. In the event of the enforcement by the holder of any such instrument of the remedies provided for by law or by such mortgage or land lease, Tenant will, upon request of any person or party succeeding to the interest of Landlord as a result of such enforcement, automatically become the Tenant of such successor in interest without change in the terms or other provisions of this lease. Upon request by such successor in interest, Tenant shall execute and deliver an instrument or instruments confirming the attornment herein provided for.

         (b) At Landlord's request, Tenant will execute either an estoppel certificate or a three-party agreement certifying as to such facts and agreeing to such notice provisions and other matters as may reasonably be required.

SALE OR ASSIGNMENT BY LANDLORD

16. Any sale by Landlord of the Building shall be subject to this Lease and Landlord may assign this Lease to buyer in the event of such a sale, and all of the provisions of this Lease as to the rights and obligations of Tenant shall thereupon apply to such purchaser or assignee, and assignor shall thereupon be divested of all rights and released from all future obligations hereunder. Nothing contained in this paragraph shall prevent Landlord from assigning this lease or the revenue derived therefrom to any lender.

CHANGE OF BUILDING

17. Landlord shall have the right to name and from time to time to change the name of the Building, with the prior written consent of Tenant, not to be unreasonably withheld or denied.

BUILDING ACCESS TO PREMISES

18. Landlord and Landlord's agents shall have the right at all times to enter the Leased Premises, by pass key or otherwise, for janitorial services, or after reasonable notice to Tenant, to make such repairs, decorations, additions or alterations as may be necessary or desirable for the safety, betterment, improvement and/or preservation of the Leased Premises, or the Building, or any portion of the Building, without in any manner affecting the obligations of Tenant hereunder.

DEFAULT

19.      (a)     In case of failure by Tenant to pay any installment of rent when due and said default continues for a period of fifteen (15) days or failure to remedy promptly upon a demand a default by Tenant with respect to any of the other covenants, conditions and agreements contained herein or in any rider or other addendum hereto, and such failure continues for thirty (30) days after receipt of written notice from Landlord, or if a petition in bankruptcy is filed by Tenant or if proceedings under any bankruptcy or debtor's relief law shall be filed against Tenant, or if Tenant becomes insolvent, or if proceedings are taken by or against Tenant seeking the appointment of a receiver or similar relief, or if Tenant, without the written consent of Landlord, closes the Leased Premises, or discontinues active business therein or abandons, vacates, or misuses the Leased Premises, or makes or attempts to make any sale or removal of the movable property in the Leased Premises on which Landlord has a lien, Landlord may, in addition to any other right or rights which Landlord may have under the provisions of this lease or by law, and at Landlord's option: (1) proceed for past due installments of rent, reserving its right to proceed later for the remaining installments, or (2) declare all of the unpaid installments of rent at once due and payable, whereupon the whole thereof shall become and be immediately due and payable, anything herein to the contrary notwithstanding, and proceed to enforce its legal remedies hereunder, or (3) declare this lease to be terminated and immediately expel Tenant, without, however, waiving Landlord's right to collect all installments of rent and other payments due or owing for the period up to the time Landlord regains occupancy. All rights and remedies of Landlord under this Lease shall be cumulative except that Landlord shall not be entitled to accelerate Tenant's rent and terminate this Lease or Tenant's occupancy of the Leased Premises, and none shall exclude any other right or remedy allowed by this lease or by law.

         (b) If Landlord fails to perform any covenant, condition or agreement contained in this Lease within thirty (30) days after receipt of written notice from Tenant specifying such default or if such default cannot reasonably be cured within thirty (30) days, if Landlord fails to commence or cure within that thirty (30) day period, then Landlord shall be liable to Tenant for any damages sustained by Tenant as a result of Landlord's breach, provided, however, it is expressly understood and agreed that if Tenant obtains a money judgment against Landlord resulting from any defaults or other claims arising under this Lease, that judgment shall be satisfied only (1) out of the rents, issues, profits, and other income annually received on account of Landlord's right, title and interest in the Leased Premises, Building or other property associated with the Building, and no other real, personal or mixed property of Landlord (or of any of the partners which comprise Landlord (if any) wherever situated, shall be subject to levy to satisfy such judgment, and/or (2) as an offset against any rent due or to become due by Tenant to Landlord under this Lease. If after notice to Landlord of default, Landlord (or any first mortgagee or first deed of trust beneficiary of Landlord) fails to cure the default as provided herein, then Tenant shall have the right (i) to cure the default at Landlord's expense and to withhold, reduce or offset any amount against any payments of rent or any other charges due and payable under this Lease; or (ii) terminate this Lease if after one (1) additional thirty
(30) day written notice from Tenant to Landlord, the default remains uncured.

FAILURE TO INSIST ON STRICT PERFORMANCE

20. The failure of Landlord or Tenant to insist, in any one or more instances, upon a strict performance of any covenant of this lease shall not be construed as a waiver or relinquishment thereof, but the same shall continue and remain in full force and effect. The receipts by Landlord of rent with knowledge of the breach of any covenant of Tenant hereunder shall not be deemed a waiver of the rights of Landlord with respect to such breach, and no waiver by Landlord of any provision hereof shall be deemed to have been made unless expressed in writing and signed by the Landlord.

RE-ENTRY LESSOR

21.      (a)     Tenant shall, upon the termination of this Lease, by lapse of time or otherwise, return the Leased Premises to Landlord in as good condition as when received, loss by fire or other unavoidable casualty and ordinary wear excepted. It is understood and agreed that the exception made as to "loss by fire or other unavoidable casualty" does not include damages, fires or casualties caused or contributed to by the act or neglect of Tenant, its servants, agents, employees, invitees or licenses, and not compensated for by insurance.

         (b) All installations, additions, fixtures and improvements in or upon the Leased Premises, whether placed there by Landlord or Tenant, and including, without limitation, paneling, decoration, fixed partitions, railing, carpeting and flooring, shall become the property of Landlord and shall remain upon the Leased Premises at the termination of the lease without compensation, allowance or credit to the Tenant.

         (c) Should Tenant fail to vacate the Premises at the termination hereof, Tenant hereby agrees to pay, as liquidated damages for each day during which Tenant's occupancy continues, an amount equal to one and one-half (1 1/2) times the daily rental for which Tenant was obligated hereunder during the last month of the term of this Lease, together with such sums as may be necessary to restore the premises to the condition in which Tenant is obligated to return them to Landlord as aforesaid.

         (d) Any furniture, equipment, machinery or other movable property brought onto the Leased Premises during Tenant's occupancy thereof and not removed at the termination of the lease may be removed by Landlord, at the cost, expense and risk of Tenant, with no liability upon Landlord for loss or injury thereto and without prejudice to Landlord's lien and privilege securing all sums due hereunder.

         (e) Tenant expressly waives any notice to vacate and all legal delays to which it may be entitled at the end of the lease term or at the termination of this Lease for any other cause and hereby consents that Landlord may immediately take possession of the Leased Premises upon the expiration or termination of this Lease. Should the Landlord allow Tenant to remain in the Leased Premises beyond the term of this Lease, there shall result a lease from month to month which may be terminated by either party upon thirty (30) days written notice to the other, but otherwise upon the terms and conditions of this Lease, and no such holding over or payment of rent resulting therefrom shall constitute a reconduction of this Lease.

INSURANCE

22. Tenant will not do or suffer to be done on the Leased Premises any act which shall result in an increase of the rate or premium for fire and extended coverage insurance for the Building or any Tenant thereof. If, in spite of this provision, Tenant's actions or occupancy should cause an increase in the insurance rate or premium, Tenant shall immediately pay to Landlord, as additional rent hereunder, the amount of such increase.

EXPENSES AND ATTORNEY'S FEES

23. If any action or proceeding is brought by either party against the other party pertaining to or arising out of this Lease, the prevailing party shall be entitled to recover all costs and expenses, including reasonable attorneys fees, incurred on account of such action or proceeding.

OBLIGATIONS OF TENANT

24. If Landlord shall be put to any charge or expense or make any expenditures for which Tenant is responsible or which Tenant should make, or if Tenant should fail to make any payment other than rent which Tenant is obligated to make under the terms and provisions of the lease and all riders and other addenda hereto, then the amount thereof may at Landlord's option, and upon ten (10) days notice to Tenant, be added to and be deemed a part of any installment of rent then due or thereafter falling due.

COMPLIANCE WITH LAWS

25. Tenant, in its use of the Leased Premises, shall at all times hereafter, at its sole cost and expense, promptly comply with all present and future laws, ordinances and regulations and all requirements, of all Federal, State, Municipal, and local governments, commissions and boards and all lawful directions of public officials. Landlord warrants, to the best of its knowledge, that as of the date of this Lease, the Building shall be in compliance with all such laws, ordinances and regulations.

COMPLIANCE WITH RULES

26. Tenant and Tenant's servants, employees, agents, visitors and licensees shall observe and comply with the Rules and Regulations which are annexed hereto and made a part hereof as Exhibit "C" and such other reasonable rules and regulations as Landlord may from time to time adopt, provided that such Rules and Regulations are uniformly applied to and enforced against all tenants of the Building. Should Tenant fail to comply with any of the Rules and Regulations, Landlord shall give written notice to Tenant of such failure and Tenant shall have thirty (30) days within which to cure said default. Notice of any additional rules and regulations shall be given in writing by Landlord to Tenant, whereupon they will become a part of the lease for all purposes, to the same extent as if originally set forth herein.

ASSIGNMENT

27.      (a)     Tenant shall have the right, subject to Landlord's prior
written approval, which shall not be unreasonably withheld or delayed, at any time after the Commencement Date, to assign this Lease, to sublease the Leased Premises (or any portion thereof), and to grant concessions therein for general office use. When requesting Landlord's consent to assign or sublease, Tenant shall provide Landlord with the name and business experience of the proposed assignee or sublessee and complete and current financial statements of the proposed assignee or sublessee. Consent to one subletting or assignment shall not be deemed to be consent by Landlord to any further subletting or assignment. In the event Landlord disapproves of Tenant's assignee or sublessee, Tenant shall have the right to terminate Lease with respect to the portion of the Leased Premises for which such approval was sought, which termination shall be effective upon thirty (30) days written notice. If this lease be assigned, or if the Leased Premises or any part thereof be sublet or occupied by any person other than Tenant, then Landlord may collect all rent from the assignee, sublessee or occupant, and apply the amount collected to the rent for which Tenant is obligated to Landlord under the terms hereof any may retain for its own account any additional amount remaining, but no such collection shall be deemed a waiver of this covenant or the acceptance of the assignee, sublessee, or occupant as Tenant.

         (b) The making of any such assignment or subletting or granting of any such concession shall in all other respects be subject to the terms of this Lease and shall not relieve Tenant of its obligations hereunder; and Landlord agrees, in the event of default thereafter, to give Tenant the same notices and rights to cure given to any assignee, as provided hereinafter.

AIR RIGHTS

28. This Lease does not grant any rights to light, view and air over property.

NOTICE

29. Any notice to be given under this Lease by Landlord to Tenant, or by Tenant to Landlord, shall be considered as duly given if made in writing, addressed to the other party by (i) certified mail, return receipt requested;
(ii) hand delivery by a reputable courier service requiring receipt on delivery, or (iii) delivery by a national or regional overnight courier service, to the following addresses, or to such address of Landlord as Landlord may from time to time designate in writing or to such address of Tenant as Tenant may from time to time designate in writing:

LANDLORD:                               WITH A COPY TO:
Northpark Properties, L.L.C.            Northpark Properties, LLC
c/o Stirling Properties, Inc.           c/o Stewart Commercial Real Estate
109 Northpark Blvd., Suite 300          111 Veterans Boulevard, Suite 1800
Covington, Louisiana 70433              Metairie, Louisiana 70005

                TENANT:  Karts International, Incorporated
                         Corporate Headquarters
                         4851 LBJ Freeway, Suite 201
                         Dallas, Texas 75244

         Notice shall be effective upon the earlier of actual receipt or forty-eight (48) hours after deposit in the U.S. Mail or permitted courier. Notices of any default by Landlord shall be given by Tenant to any mortgagee of whom Tenant has been notified in writing, and said mortgagee shall have the right to cure said default within the same period of time that Landlord is given under the Lease for such default.

LOUISIANA CONTRACT

30. This Lease is a Louisiana Contract, to be interpreted and enforced under and in accordance with the laws of the State of Louisiana.

SUCCESSORS AND ASSIGNS; MULTIPLE TENANTS

31. The covenants, agreements, stipulations and conditions contained in this lease shall bind and inure to the benefit of Landlord and Tenant and their respective legal representative, heirs, successors and assigns. In the event that this lease is executed by more than one tenant, all of such tenants shall there be bound in solido for the payment of the rent and the performance of all covenants, agreements, stipulations and conditions hereof.

CONSTRUCTION OF LEASE

32. Notwithstanding the fact that this lease may have been prepared by Landlord, the language in all parts of this Lease shall in all cases be construed as a whole according to its fair meaning and not strictly for nor against either Landlord or Tenant. Paragraph headings in this Lease are for convenience only and are not to be construed as part of this lease or in any way defining, limiting or amplifying the provisions thereof. Landlord and Tenant agree that in the event any term, covenant or condition herein contained is held to be invalid or void by any court of competent jurisdiction, the invalidity of any such term, covenant or condition shall in no way affect any other term, covenant or condition herein contained.

REASONABLE CONSENT

33. Landlord agrees not to unreasonably withhold its approval of or consent to any act of Tenant, where such approval or consent is required by the terms of this Lease.

MORTGAGEE PROTECTION CLAUSE

34. Tenant agrees to give any Mortgagee, by registered mail or overnight courier service, a copy of any notice of default served upon the Landlord, provided that prior to such notice Tenant has been notified in writing of the address of such Mortgagee. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this lease, then Mortgagee shall have an additional 30 days within which to cure such default, or if such default cannot be cured within that time, then such additional time as may be necessary, if within such 30 days Mortgagee has commenced and is diligently pursuing the remedies necessary to cure such default (including but not limited to commencement of foreclosure proceeding if necessary to effect such cure), in which event this lease shall not be terminated while such remedies are being so diligently pursued.

LANDLORD'S LIABILITY LIMITATION

35. It is understood and agreed by Tenant that any obligations undertaken in this Lease by Landlord shall not exceed the Landlord's net equity value in the Building and in no event shall result in any liability over and above said net equity value of the Landlord and the general partners, if any.

BROKERAGE AND COMMISSION

36. In consideration of the services performed by Stirling Properties, Inc. (hereinafter referred to as "Agent") in negotiating this Lease, Landlord agrees to pay Agent commissions pursuant to a separate Agreement entered into by Landlord and Agent.

ADDENDUM

37. The addenda annexed hereto and executed by the parties are made part of this Agreement for all purposes as though set forth in full herein.

         IN WITNESS WHEREOF, the parties hereto have executed this agreement in the presence of the undersigned competent witnesses on the date first above written.

WITNESSES:                            LANDLORD: Northpark Properties, L.L.C.
                                      By: Northshore Partners One


                                      By: /s/ GERALD E. SONGY
--------------------------------          -------------------------------------
                                          Gerald E. Songy

                                      Its: Managing Partner
-------------------------------
                                      Date:
                                            -----------------------------------


WITNESSES:                            LANDLORD: Northpark Properties, L.L.C.
                                      By: Northpark Acquisition Group, L.L.C.


                                      By:
--------------------------------          -------------------------------------

                                      Its:
--------------------------------          -------------------------------------

                                      Date:
                                            -----------------------------------



WITNESSES:                            TENANT: Karts International, Incorporated


                                      By: /s/ V. LYNN GRAYBILL
--------------------------------          -------------------------------------
                                              V. Lynn Graybill

                                      Its:  President
-------------------------------
                                      Date: 3/19/96
                                            -----------------------------------

                                    ADDENDUM

Attached hereto and made a part of that Lease Agreement dated 18th day of March, 1996, by and between Northpark Properties, L.L.C., (Landlord), and Karts International, Incorporated, (Tenant).

38. Landlord shall make all improvements to the Leased Premises at Landlord's sole cost and expense, in accordance with the plans and specifications attached hereto and made a part hereof as Exhibit "C". Landlord's contribution (herein "Tenant Allowance") shall not exceed $10.00 per rentable square feet of Leased Premises.

39. Tenant shall have the one-time right to terminate this Lease at the end of month thirty-six (36) by giving Landlord six (6) months prior written notice of its intent to terminate the Lease. Tenant, upon exercising such right, shall pay to Landlord the unamortized Tenant Allowance, unamortized leasing commissions and a Lease buyout penalty of $6,462.00, which all shall be payable along with the written notice.

40. Landlord, its successors or assigns agree to pay to Stirling Properties, Inc., (herein "Lead Broker"), and Century 21/Pat Tucker Realty (herein "Co-Broker"), their successors, or assigns, a commission of two (2%) percent each of the net rents due during the primary lease term. The commission shall be due one-half (1/2) upon execution by Landlord and Tenant of the Lease and one-half (1/2) on the Commencement Date.


                                                            Landlord
                                                                     ----------
                                                              Tenant    VLG
                                                                     ----------

                             RULES AND REGULATIONS
                                  EXHIBIT "B"

         1. The sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors, or halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than ingress and egress to and from the Premises.

         2. No awnings or other projects shall be attached to the outside walls of the building without the prior written consent of the Landlord. No curtains, blinds, shades, or screens shall be attached to, hung in, or used in connection with any window or door of the Leased Premises without the prior written consent of the Landlord. Such awnings, projections, curtains, blinds, shades, screens or other fixtures must be quality, type, design and color, and attached in the manner approved by the Landlord.

         3. No sign advertisement, notice or other lettering shall be exhibited, inscribed, painted, or affixed by any Tenant on any part of the outside of the Premises or Building without the prior written consent of the Landlord. In the event of the violation of the foregoing by any Tenant, the Landlord after notice as provided in Article 26 of the Lease may remove the same without any liability, and may charge the expense incurred by such removal to the Tenant or Tenants violating this rule. Interior signs on doors shall be inscribed, painted, or affixed for each Tenant by the Landlord at the expense of such Tenant, and shall be of a size, color and style acceptable to the Landlord.

         4. The sashes, sash doors, skylights, windows, and doors that reflect or admit light and air into the halls, passageways, or other public places in the building shall not be covered or obstructed by any Tenant, nor shall any bottles, parcels, or other articles be placed on the window ledges.

         5. No showcase or other articles shall be put in front of or affixed on any part of the exterior of the building nor placed in the halls, corridors, or vestibules, without prior written consent of the Landlord.

         6. The water, wash closets, and other plumbing fixtures shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags, or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by the Tenant who, or whose servants, employees, or agents, shall have caused the same.

         7. No Tenant shall mark, paint, drill into, or in any way deface any part of the Leased Premises or the building of which they form a part. No boring, cutting, or stringing of wires shall be permitted except with the prior written consent of Landlord and as it may direct. No Tenant shall lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the Premises, and if linoleum or other similar floor covering is desired to be used, an interlining of builder's deadening felt shall be first affixed to the floor by a paste or other similar material soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

         8. No bicycles, baby carriages, vehicles, birds, or animals of any kind shall be brought into or kept in or about the premises, and no cooking (other than through microwave ovens) shall be done or permitted by any Tenant on the said Leased Premises. However, this does not prevent Tenant from having coffee, soft drinks, candy and other items for use of Tenant's employees, servants, agents or visitors. Tenant shall not cause or permit any unusual or objectionable odors to be produced upon or permeate from the Leased Premises.

         9. No space in the Building shall be used for manufacturing, or for the sale of property of any kind at auction.

         10. No Tenant shall make, or permit to be made, any unseemly or disturbing noises or disturb or interfere with occupants of this Building or those having business with them. No Tenant shall throw anything out of the doors, windows, or skylights, or down the passageways.

         11. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any Tenant, nor shall any changes be made in existing locks or the mechanism thereof, without the prior written approval of Landlord, which approval shall not be unreasonably withheld. Tenant will be supplied, free of charge, with two keys for each door on the Leased Premises. Each Tenant must, upon the termination of his tenancy, restore to the Landlord all keys of stores, offices and toilet rooms, either furnished to or otherwise procured by such Tenant.

         12. All removals or the carrying in or out of any safes, freight, furniture, or bulky matter of any description must take place during the hours which the Landlord or its agent may reasonably determine from time to time. The Landlord reserves the right to prescribe the weight and position of all safes, which must be placed upon two-inch plank strips to distribute the weight. The moving of safes or other fixtures or bulky matter of any kind must be made upon previous notice to the superintendent of the Building and under his supervision. Tenant agrees not to place a load upon any floor of the Premises exceeding the floor load per square foot area which such floor was (and is) designed to carry and which is allowed by law. Business machines and mechanical equipment shall be placed and maintained by Tenant at Tenant's expense in settings sufficient, in Landlord's reasonable judgement, to absorb and prevent vibration, noise and annoyance.

         13. No Tenant shall occupy or permit any portion of the Premises to him to be occupied as an office for a public stenographer or a public typist, for the manufacture or sale of liquor, narcotics, dope or tobacco in any form, as a barber or manicure

                                                            Landlord
                                                                     ----------
                                                              Tenant   VLG
                                                                     ----------
shop, or as an employment bureau. No Tenant shall advertise for laborers giving an address at the said premises, without prior written consent of Landlord, which consent shall not be unreasonably withheld.

         14. No Tenant shall open, or permit windows in the Premises to be opened at any time.

         15. The Leased Premises shall not be used for lodging or sleeping, or for any immoral or illegal purpose.

         16. The requirements of Tenants will be attended to only upon application at the office of the Landlord in the Building. Employees shall not perform any work or do anything outside of their regular duties unless under special instructions from the office of the Landlord.

         17. Canvassing, soliciting, and peddling in the building are prohibited, and each Tenant shall cooperate to prevent the same.

         18. The Landlord specifically reserves the right to refuse admittance to the building after 6:00 P.M. and before 7:00 A.M. daily, or on Sundays or on legal holidays, to any person or persons who cannot furnish satisfactory identification that he or she is an employee, servant, agent or authorized visitor of Tenant, or to any person or persons who, for any reason in Landlord's reasonable judgement, should be denied access to the Leased Premises.

                                 ACCEPTED BY: Karts International, Incorporated

                                 By:  /s/ V. LYNN GRAYBILL
                                      -----------------------------------------
                                      V. Lynn Graybill

                                 Its: President


                                                            Landlord
                                                                     ----------
                                                              Tenant   VLG
                                                                     ----------